Execution Version
SIDE LETTER NO. 1

THIS SIDE LETTER NO. 1, dated as of March 16, 2021 (this “Side Letter”), is by and between AEROCENTURY CORP., (the "Seller"), DRAKE ASSET MANAGEMENT JERSEY LIMITED (the “Lender”) and DRAKE JET LEASING 10 LLC (the "Buyer ") and UMB Bank, N.A. (not in its individual capacity but as Agent under the Loan Agreement, the "Agent", and together with the Seller, the Lender and the Buyer, the "Parties").

BACKGROUND

A.           MUFG Union Bank, N.A., Umpqua Bank, Zions Bancorporation, N.A. (fka ZB, N.A.) dba California Bank & Trust, and Columbia State Bank, each a Lender (collectively, the “Original Lenders”), MUFG Union Bank, N.A., as original agent (the “Original Agent”) and Seller, as borrower, were parties to the Fourth Amended and Restated Loan and Security Agreement dated as of May 1, 2020 (as amended, modified or supplemented from time to time and as assigned by the Original Lenders to Buyer as new lender and Agent, the “Loan Agreement”) pursuant to which the Original Lenders made a loan (the “Loan”) to Seller.

B.           Pursuant to a Loan Purchase and Sale Agreement dated as of October 2, 2020, (the “Loan Purchase Agreement”) among the Lender, the Agent, the Original Lenders, the Original Agent and MUFG Bank, Ltd., the Loan was sold by the Original Lenders to the Lender and the Original Agent was replaced with the Agent.

C.           Seller and Buyer are party to that certain membership interest purchase agreement relating to the sale and purchase of the entire membership interest in ACY E-175 LLC (the "Republic LLC") dated ______________ 2021 (as novated, assigned, amended, supplemented or otherwise modified from time to time, the “MIPA”).

D.           The Parties have agreed to enter into this Side Letter to formalize their agreement on the application of the Republic LLC Purchase Price.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS AGREED AS FOLLOWS.

Section 1. Definitions.

The following terms, when capitalized as below, shall have the following meanings when used in this Side Letter:

(a) "Business Day" has the meaning given to it in the Loan Agreement.

(b) "Debt Portion" means an amount equal to the sum of:

(i) the Republic LLC Purchase Price; less

(ii) (A) the Retained Portion, and (B) wire transfer fees incurred for transfers of the Republic LLC Purchase Price into the Specified Account and for the transfer of such Debt Portion to Agent pursuant to the terms hereof.

(c) "Deposit Account Control Agreement" has the meaning given to it in the Loan Agreement.

(d) “Repayment Account” means the following Dollar denominated Account of the Lender:

Account name: Drake Asset Management Jersey Limited

Account number: XXXXXXXX

SWIFT: XXXXXXXX

IBAN: XXXXXXXXX

Bank: Bank of America N.A., London Branch, 2 King Edward Street, London EC1A 1HQ.

(e) "Republic LLC Purchase Price" has the meaning given to the term "Specified Amount" in the MIPA, being an amount of thirteen million one hundred and eleven thousand seven hundred and forty five United States Dollars and forty three cents ($13,111,745.43).

(f) "Retained Portion" means an amount equal to two million one hundred thousand Dollars (US$2,100,000).

(g) "Secured Obligations" has the meaning given to it in the Loan Agreement.

(h) "Specified Account" means following Dollar denominated account of the Seller:

Zions Bancorporation, N.A.

465 California St.

San Francisco, CA 94104

ABA: XXXXXXX

SWIFT: XXXXXXX

Account name: AeroCentury Corp.

Account number: XXXXXXXXX

Section 2. Proceeds Application. Each Party hereby agrees that:

(a) an amount equal to the Republic LLC Purchase Price shall be paid by Buyer to the Specified Account, pursuant to and in accordance with the terms of article 1.2 of the MIPA;

(b) an amount of the Republic LLC Purchase Price:

(i) that is equal to the Debt Portion shall be applied by the Agent in and towards the Seller's obligation to prepay a corresponding portion of the Secured Obligations pursuant to Section 3; and

(ii) that is equal to the Retained Portion shall be retained in the Specified Account (and which, for the avoidance of doubt, shall remain subject to the terms of the applicable Deposit Account Control Agreement).

Section 3. Secured Obligations; Prepayment.

(a) Each of the Seller, the Lender and the Agent hereby agrees that the Debt Portion is agreed and deemed to constitute "Excess Proceeds" for the purposes of section 6.25(b) of the Loan Agreement.

(b) The Seller irrevocably and unconditionally undertakes that immediately upon the occurrence of Closing (as defined in the MIPA), it shall transfer to the Repayment Account, in full and cleared funds, an amount equal to the Debt Portion, which upon receipt into the Repayment Account shall be applied by the Agent to satisfy an equivalent amount of the Seller’s corresponding prepayment obligation and paid for value on such Business Day for the account of the Lender.

(c) Each of the Agent and the Lender hereby waives any requirement for notice of prepayment that is set out in the Loan Agreement.

(d) The Seller (in its own capacity and in its capacity as "Borrower" under the Loan Agreement hereby instructs each of the Agent and the Lender to apply all amounts pursuant Section 2(b) and in this Section 3 in the manner contemplated thereby and hereby, and each of the Agent and the Lender hereby accepts such instruction.

Section 4. Miscellaneous.

(a) Each of the parties hereby represents and warrants that (i) this Side Letter has been duly authorized and executed by it and (ii) this Side Letter constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent that enforcement may be limited by applicable insolvency and similar laws affecting the rights of creditors generally).

(b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(c) The provisions of Section 7.9 of the MIPA are incorporated herein as if the same were set out in full herein, mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

[Side Letter No. 1]
IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Side Letter as of the date first above written.

AEROCENTURY CORP. as Seller By: Name: Title:
DRAKE ASSET MANAGEMENT JERSEY LIMITED as Lender By: Name: Title:
DRAKE JET LEASING 10 LLC as Buyer By: Name: Title:
UMB BANK, N.A., not in its individual capacity but solely as Agent By: Name: Title:

Signature Page